Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 25, 1998, included in Mobile Mini, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this registration statement.



                                                         /s/ Arthur Andersen LLP


Phoenix, Arizona
July 9, 1998